SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) March 9, 2005
                         -------------------
                         NORTHEAST UTILITIES
                         --------------------
            (Exact name of registrant as specified in its charter)

         MASSACHUSETTS               1-5324           04-2147929
   ----------------------         ------------      ---------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
     organization)                File Number)      Identification No.)

           ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
             MASSACHUSETTS                        01105
   -----------------------------------------------------------------
       (Address of principal executive offices)  (Zip Code)

                           (860) 665-5500
        (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))


Section 2 - Financial Information

Item 2.05(a)  Costs Associated with Exit or Disposal Activities

     On March 9, 2005, Northeast Utilities ("NU") issued a news release announcing the results of a comprehensive review of its competitive energy businesses. The news release is incorporated herein as Exhibit
99. The information required by Items 2.05(b), (c) and (d) will be furnished by one or more amendments to this filing within four business days of NU determining the estimate or range of estimates of amounts expected to be incurred or expended in connection with the actions described in
Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

            (c)  Exhibits

                 Exhibit      Description
                 Exhibit 99   NU News Release dated March 9, 2005.


                        [SIGNATURE PAGE TO FOLLOW]


SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NORTHEAST UTILITIES
                               (Registrant)


                               By:  /s/ Randy A. Shoop
                                    Name:  Randy A. Shoop
                                    Title: Vice President and Treasurer



Date:   March 9, 2005